Exhibit 10.64
Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

EXECUTION COPY
SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”), dated as of August 21, 2014, is entered into by and among WELLSTAT DIAGNOSTICS, LLC, a Delaware limited liability company (the “Borrower”), and PDL BIOPHARMA, INC., a Delaware corporation (“PDL”), in its capacity as lender (in such capacity, the “Lender”), and in its capacity as agent (in such capacity, the “Agent”).
W I T N E S S E T H
WHEREAS, the Borrower, the Lender and the Agent have entered into that certain Amended and Restated Credit Agreement, dated as of August 15, 2013 (as may have been amended, modified, or amended and restated from time to time, the “Credit Agreement”);
WHEREAS, on June 23, 2014 Borrower and Lender entered into the First Amendment to Amended and Restated Credit Agreement (the “First Amendment”)
WHEREAS, at the Borrower’s request, the Lender now desires to make a Discretionary Advance (as defined below) to the Borrower in the amount of $***** (the “Current Discretionary Advance Amount”), and to have the ability to make additional Discretionary Advances after the date hereof so long as the aggregate principal amount of the Current Discretionary Advance Amount and all Discretionary Advances made after the date hereof does not conflict with Section 5.4(a)(1) of the Intercreditor Agreement.
WHEREAS, the Borrower, Lender, and Agent desire to amend the Credit Agreement to reflect the foregoing transaction.
NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I.
DEFINITIONS
1.1    Definitions. Unless otherwise defined herein or the context otherwise requires, capitalized terms used and not defined in this Second Amendment, including its preamble and recitals, have the meanings ascribed to such terms in the Credit Agreement.

ARTICLE II.
AMENDMENTS
2.1    Amendments. Upon satisfaction of the conditions set forth in Article III hereof, the Credit Agreement is hereby amended as follows:
(a)    The following definition in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Loans” means (i) the Initial Term Loan and (ii) any Discretionary Advances.
(b)    Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in alphabetical order:
“Discretionary Advances” means all credit extended by the Lender in its sole discretion to the Borrower following the Closing Date. For the avoidance of doubt, the advances from the Lender to the Borrower after the Closing Date (and on or prior to August 15, 2013) in the amount of $***** are deemed to be Discretionary Advances.
(c)    Section 2.1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“2.1.1. Loans. On the terms and subject to the conditions of this Agreement, the Lender previously agreed to lend to the Borrower on the Closing Date the entire amount of its Commitment, after which the Commitment was terminated. After the Closing Date, the Lender agreed to make certain Discretionary Advances to the Borrower and may agree, in its sole discretion, to make further Discretionary Advances from time to time in an amount not to exceed the amounts permitted by Section 5.4(a)(1) of the Intercreditor Agreement.”
ARTICLE III.
CONDITIONS TO EFFECTIVENESS
This Second Amendment shall be and become effective on the date (the “Second Amendment Effective Date”) all of the conditions set forth in this ARTICLE III shall have been satisfied (or waived by the Agent and the Lender in accordance with Section 10.1 of the Credit Agreement):
3.1    Counterparts. The Agent shall have received counterparts of this Second Amendment, which shall be collectively executed by each of the Borrower, the Lender and the Agent.
3.2    Fees and Expenses. The Agent shall have received reimbursement of any costs and expenses (including fees and expenses of counsel to the Agent and the Lender) incurred by it or the Lender relating to this Second Amendment and the transactions contemplated hereby.
3.3    Representations and Warranties. Other than with respect to the Existing Events of Default (as defined in the First Amendment), the representations and warranties contained in the Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date hereof as if made on the date hereof.

3.4    Event of Default. Other than the Existing Events of Default, no Event of Default shall have occurred and be continuing under the Credit Agreement and no Event of Default shall result from execution and delivery of this Second Amendment and the consummation of the transactions contemplated herein.
ARTICLE IV.
REPRESENTATIONS AND WARRANTIES
4.1    Representations and Warranties. In order to induce the Agent and the Lender to enter into this Second Amendment, the Borrower hereby represents and warrants to the Agent and the Lender that as of the date hereof and after giving effect to this Second Amendment:
(a)    The Borrower is a limited liability company validly existing and in good standing under the laws of the State of Delaware. The Borrower is duly authorized to execute and deliver this Second Amendment and the performance by the Borrower of the Credit Agreement, as amended hereby, has been duly authorized by all necessary action, and the Borrower has all requisite power, authority and legal right to execute, deliver and perform this Second Amendment and the Credit Agreement, as amended hereby.
(b)    The execution, delivery and performance by the Borrower of this Second Amendment do not and will not (i) require any consent or approval of any Governmental Authority, (ii) conflict with (x) any provision of Applicable Law, (y) the charter, by-laws, limited liability company agreement, partnership agreement or other organizational documents of any Loan Party or (z) any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon any Loan Party or any of their respective properties or (iii) require, or result in, the creation or imposition of any Lien on any asset of the Borrower or any other Loan Party.
(c)    Each of this Second Amendment and the Credit Agreement, as amended hereby, is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.
ARTICLE V.
MISCELLANEOUS
5.1    Loan Document. This Second Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.
5.2    Effect of Amendment. Except as expressly set forth herein, this Second Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect, the rights and remedies of the parties to the Credit Agreement and shall not alter, modify, amend or in any way affect any of the terms or conditions contained therein, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any future consent, to, or waiver, amendment, modification or other change of, any of the terms or conditions contained in the Credit Agreement in similar or different circumstances. Except as expressly stated herein, the Agent and the Lender reserve all rights, privileges and remedies under the Loan Documents. All references in the Credit Agreement and the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.
5.3    Reaffirmation. The Borrower hereby reaffirms its obligations under each Loan Document to which it is a party. The Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted, pursuant to and in connection with the Security Agreement or any other Loan Document, to the Agent, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof.
5.4    Counterparts. This Second Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed signature page of this Second Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
5.5    Construction; Captions. Each party hereto hereby acknowledges that all parties hereto participated equally in the negotiation and drafting of this Second Amendment and that, accordingly, no court construing this Second Amendment shall construe it more stringently against one party than against the other. The captions and headings of this Second Amendment are for convenience of reference only and shall not affect the interpretation of this Second Amendment.
5.6    Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (as permitted under the Credit Agreement).
5.7    GOVERNING LAW. THIS SECOND AMENDMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, AND ANY CLAIMS OR DISPUTES RELATING THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE CHOICE OF LAW RULES THEREOF).
5.8    Severability. The illegality or unenforceability of any provision of this Second Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Second Amendment or any instrument or agreement required hereunder.
5.9    Release of Claims. In consideration of the Lender’s and Agent’s agreements contained in this Second Amendment, Borrower hereby releases and discharges the Lender and the Agent and their affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all other claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which Borrower ever had or now has against the Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of the Agent, any Lender or any other Released Person relating to the Credit

Agreement or any other Loan Document on or prior to the date hereof; provided however, that this release shall not apply to future claims or causes of action by the Borrower.
5.10    Affirmation. Subject only to the limitations set forth in the Second Amendment, the Agent shall have the right to enforce its liens on the assets of all parties then liable to Agent, including without limitation the assets of Borrower and the equity in Borrower. Borrower acknowledges and agrees that in order to preserve the value of the assets of Borrower and the value of the equity in Borrower, Agent has the right to enforce its lien on the License Agreement or on the equity in Borrower, in a manner that is intended to comply with the provisions of the ROFR Provisions, and to avoid termination of the License Agreement pursuant to Section 5.3 of the License Agreement. Therefore, Borrower acknowledges and agrees that any steps taken by Agent to comply with such provisions in connection with the enforcement of Agent’s lien on the License Agreement and/or the equity of the Borrower, including without limitation contacting the Licensor, are commercially reasonable and Borrower and Holders agree to cooperate fully and completely with any such actions, in either case in connection with a disposition of the Collateral pursuant to the UCC, (along with any back up or explanatory material or analysis related thereto reasonably requested by the Agent). Borrower and Holders agree that it is appropriate for Agent to take the steps set forth in Exhibit “B” attached to the First Amendment, as part of a commercially reasonable sale and that while Agent reserves its right to proceed without taking any or all such steps, Borrower and Holders stipulate and agree that it would be commercially reasonable for the Agent to take each of such steps and if Agent elects to so proceed Borrower and Holders will cooperate with such efforts, provide Agent with all information needed to so proceed, and grant to Agent a Power of Attorney substantially in the form as attached as Exhibit “C” to the First Amendment to take such actions.
[Signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered as of the date first above written.
BORROWER:
WELLSTAT DIAGNOSTICS, LLC
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title: Managing Member
LOAN PARTIES:
WELLSTAT BIOCATALYSIS, LLC
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title: Managing Member

WELLSTAT BIOLOGICS CORPORATION
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title: Managing Director
WELLSTAT IMMUNOTHERAPEUTICS, LLC
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title: Managing Member
WELLSTAT MANAGEMENT COMPANY, LLC
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title: Managing Member

HYPERION CATALYSIS INTERNATIONAL
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title: President
WELLSTAT AVT INVESTMENT LLC
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter

[SIGNATURE PAGE TO SECOND AMENDMENT
TO AMENDED AND RESTATED CREDIT AGREEMENT]

Title: Managing Member

WELLSTAT THERAPEUTICS CORPORATION
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title: Managing Director
WELLSTAT VACCINES, LLC
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title: Managing Member

HEBRON FARMS, INC.
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title: Secretary/Treasurer
SJW PROPERTIES, INC.
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title: Secretary/Treasurer
HVF, INC.
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title: Secretary/Treasurer
NHW, LLC
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title: Secretary/Treasurer

DUCK FARM, INC.
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title: Secretary/Treasurer
WELLSTAT OPHTHALMICS CORPORATION
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter

[SIGNATURE PAGE TO SECOND AMENDMENT
TO AMENDED AND RESTATED CREDIT AGREEMENT]

Title: Managing Director

WELLSTAT THERAPEUTICS EU LIMITED
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title:
HYPERION CATALYSIS EU LIMITED
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title:
/s/ Nadine Wohlstadter
NADINE WOHLSTADTER

/s/ Samuel J. Wohlstadter
SAMUEL J. WOHLSTADTER

LENDER:
PDL BIOPHARMA, INC.,
a Delaware corporation
By:__/s/ Chris Stone _
Name: Chris Stone
Title: Vice President and General Counsel

AGENT:
PDL BIOPHARMA, INC.,
a Delaware corporation
By:__ /s/ Chris Stone _
Name: Chris Stone
Title: Vice President and General Counsel

[SIGNATURE PAGE TO SECOND AMENDMENT
TO AMENDED AND RESTATED CREDIT AGREEMENT]